CASH AND CASH EQUIVALENTS (Tables)	12 Months Ended
Dec. 31, 2019
CASH AND CASH EQUIVALENTS.
Schedule of cash and cash equivalents

Figures in million - SA rand	2019	2018	2017
Cash at the bank and on hand[1]	5,619.0	2,549.1	2,062.4
Total cash and cash equivalents	5,619.0	2,549.1	2,062.4

1 At 31 December 2019, restricted cash of US$6.4 million (R89.6 million) was held in a money market fund as collateral for the environmental bonding requirements in the US